UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2020

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices) (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, no par value per share	WINA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01; 2.03Entry into a Material Definitive Agreement; Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement

On September 2, 2020, Winmark Corporation and its subsidiaries’ (collectively, the “Company”) entered into Amendment No. 7 to its Credit Agreement with CIBC Bank USA (formerly known as The PrivateBank and Trust Company) and BMO Harris Bank N.A. (collectively, the “Lenders”).  The amendment, among other things,

●	Decreases the aggregate commitments under the Agreement from $40,000,000 to $25,000,000;
●	Removes BMO Harris Bank N.A. as a Lender;
●	Extends the termination date of the Agreement from July 19, 2021 to August 31, 2024;
●	Amends the tangible net worth covenant minimum requirement to be reset as of the last day of the Company’s fiscal 2020 third quarter;
●	Permits the Company to issue up to $25 million in additional term notes to one or more affiliates or managed accounts of Prudential Investment Management, Inc. (collectively, “Prudential”).

Amendment No. 7 to the Credit Agreement is effective as of September 2, 2020.  The foregoing description of Amendment No. 7 to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full amendment referenced hereto as Exhibit 10.1.

Note Agreement

On September 2, 2020, the Company entered into Amendment No. 3 to its Note Agreement with Prudential.  The amendment, among other things, amends the tangible net worth covenant minimum requirement to be reset as of the last day of the Company’s fiscal 2020 third quarter.

Amendment No. 3 to the Note Agreement is effective as of September 2, 2020.  The foregoing description of Amendment No. 3 to the Note Agreement does not purport to be complete and is qualified in its entirety by reference to the full amendment referenced hereto as Exhibit 10.3.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

10.1	Amendment No. 7 to Credit Agreement dated September 2, 2020*
10.2	Credit Agreement dated July 13, 2010, among Winmark Corporation and its subsidiaries and CIBC Bank USA (formerly known as The PrivateBank and Trust Company) (1)
10.3	Amendment No. 3 to Note Agreement dated September 2, 2020*
10.4	Note Agreement dated May 14, 2015, among Winmark Corporation and its subsidiaries and Prudential Investment Management, Inc., its affiliates and managed accounts (2)
10.5	Amendment No. 2 to Intercreditor and Collateral Agency Agreement dated September 2, 2020*
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document and incorporated as Exhbit 101)

*Filed Herewith

(1) Incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2010

(2) Incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on May 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: September 2, 2020	By:	/s/Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer